UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                               FORM 8-K


                            CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): January 18, 2001



                    JACK HENRY & ASSOCIATES, INC.
        (Exact name of Registrant as specified in its Charter)



         Delaware                   0-14112
43-1128385
   (State or other jurisdiction             (Commission File Number)
      (IRS Employer
     of Incorporation)                  Identification No.)


            663 Highway 60, P.O. Box 807, Monett, MO 65708
          (Address of principal executive offices)(zip code)


 Registrant's telephone number, including area code:   (417) 235-6652












ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS
     Effective January 18, 2001 Michael R. Wallace has resigned as President, Chief Operating Officer and director of Jack Henry &
Associates, Inc. to pursue other interests. There was no disagreement with the Company on any matter relating to the Company's operations, policies or practices.

The Board of Directors has appointed former Chief Financial Officer, Terry W. Thompson to serve as President and Chief Operating Officer of the Company. Former Controller Kevin D. Williams has been appointed Chief Financial Officer and Treasurer.

The Board of Directors has indicated that it does not intend to immediately appoint a successor to Mr. Wallace's vacated seat on the Board of Directors.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

     (c)       Exhibits

          99.1 Company Press Release dated January 18, 2001.



                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 18, 2001             JACK HENRY & ASSOCIATES, INC.


                                   By:  /s/ Michael E. Henry
                                        Michael E. Henry
                                        Chairman of the Board




                                                  Exhibit 99.1
COMPANY: JACK HENRY & ASSOCIATES, INC.     ANALYST CONTACT: Michael E. Henry,
         663 Highway 60, P.O. Box 807                       Chairman and CEO
         Monett, MO 65708                                   417-235-6652

                                           IR CONTACT:   Becky Pendleton Reid
                                                         The Cereghino Group
                                                         (206) 762-0993

FOR IMMEDIATE RELEASE

JACK HENRY & ASSOCIATES NAMES TERRY THOMPSON PRESIDENT AND COO

KEVIN WILLIAMS PROMOTED TO CHIEF FINANCIAL OFFICER

                Monett, MO, January 18, 2000  --
                Jack Henry & Associates, Inc.
                (Nasdaq: JKHY) today announced the
                Board of Directors promoted Terry W.
                Thompson to the position of
                President and Chief Operating
                Officer, following the resignation
                of Michael R. Wallace.  Wallace, who
                intends to pursue other interests,
                also resigned from the board of
                directors.

                Thompson has been with the company
                since 1990 and served as its Chief
                Financial Officer for 10 years.
                Kevin D. Williams will advance to
                CFO from Controller, a position he
                has held since 1998.  No successor
                has been named to fill the seat on
                the board.

                "The Board and I have the utmost
                confidence in Terry's ability to
                provide operational leadership to
                Jack Henry & Associates.  He is one
                of the most able managers in the
                business and is very knowledgeable
                not only about our finances, but
                also on all aspects of our business
                philosophy and customer
                relationships," said Michael E.
                Henry, Chairman and CEO.  "Kevin has
                proven his financial expertise over
                the years and will make an excellent
                CFO.  I expect this management team
                will provide the strong leadership
                required to continue delivering
                excellent performance for our
                customers and shareholders."

                Earlier yesterday, the company
                reported record results with
                revenues up 49% to $80.7 million and
                profits up 207% to $12.9 million in
                the second quarter ended December
                31, 2000 fueled by strong demand
                across all sectors of the business.
                Earnings per share increased 180% to
                $.28, setting a new record for any
                quarter in the company's history.
                "While gross margins are down
                slightly from the September quarter,
                our net profitability improved
                during the quarter and the year.  We
                believe the profitability of our
                business, regardless of the measure
                used, is strong, vibrant and
                growing," said Terry W. Thompson.
                Net after-tax margins for the
                quarter improved to 15.95%, up from
                the immediate prior quarter of
                15.43% and higher than 15.25%
                achieved in all of fiscal 2000.  The
                company also hosted an earnings
                conference call, which can be heard
                at www.streetfusion.com through
                January 24, 2001.

                Terry W. Thompson has served as Jack
                Henry & Associates Chief Financial
                Officer, Treasurer and Vice
                President since 1990 and has over 28
                years of experience in finance and
                management.  He received a Bachelor
                of Science degree in Business
                Administration (Accounting) from
                Southwest Missouri State University
                in 1972 and is a Certified Public
                Accountant and belongs to the
                American Institute of Certified
                Public Accountants (AICPA).

                Kevin D. Williams is Corporate
                Controller for Jack Henry &
                Associates, Inc, a position he has
                held since joining the company in
                July 1998.  Formerly, he worked in
                public accounting and Jack Henry &
                Associates, Inc. was one of his
                clients for seven years from 1990
                through 1996.  Williams received a
                Bachelor of Science degree in
                Business Administration (Accounting)
                from Missouri Southern State College
                in 1987, is a Certified Public
                Accountant, and belongs to the
                American Institute of Certified
                Public Accountants (AICPA) and the
                Missouri Society of Certified Public
                Accountants (MSCPA).

                Jack Henry & Associates, Inc.
                provides integrated computer systems
                and ATM networking products for
                banks and credit unions.  Jack Henry
                markets and supports its systems
                throughout the United States and has
                over 2,800 customers nationwide.
                For additional information on Jack
                Henry, visit the company's web site
                at www.jackhenry.com.

                Statements made in this news release
                that are not historical facts are
                forward-looking information.  Actual
                results may differ materially from
                those projected in any
                forward-looking information.
                Specifically, there are a number of
                important factors that could cause
                actual results to differ materially
                from those anticipated by any
                forward looking information.
                Additional information on these and
                other factors which could affect the
                Company's financial results are
                included in its Securities and
                Exchange Commission (SEC) filings on
                Form 10-K and its registration
                statement filing of August 11, 2000.
                 These statements should be reviewed
                by potential investors.  Finally,
                there may be other factors not
                mentioned above or included in the
                Company's SEC filings that may cause
                actual results to differ materially
                from any forward-looking information.

                        THIRTY